Taxes	12 Months Ended
Dec. 31, 2016
Income Tax Disclosure [Abstract]
Income Tax Disclosure [Text Block]
NOTE 11 – Taxes

Tax rates:

The Company is incorporated in Great Britain. The effective corporate tax rate applying to a company that is incorporated in Great Britain on December 31, 2016 is 20%, reduced from 20.25% from December 31, 2015.

Tax assessment:

The periods open to inquiry by the United Kingdom (“UK”) tax authorities are 2015 and 2016. The Company has not been issued final tax assessments since its establishment in Switzerland.

Deferred taxes:

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Management currently believes that since the Company has a history of losses, it is more likely than not that the deferred tax assets relating to the loss carryforwards and other temporary differences will not be realized in the foreseeable future. Therefore, the Company provided a full valuation allowance to reduce the deferred tax assets.

The main reconciling item between the statutory tax rate of the Company and the effective tax rate is the recognition of valuation allowances in respect of deferred taxes relating to accumulated net operating losses carried forward due to the uncertainty of the realization of such deferred taxes.

At December 31, 2016 and 2015, there were no known uncertain tax positions. We have not identified any tax positions for which it is reasonably possible that a significant change will occur during the next 12 months.

The components of loss before income taxes are as follows:

	December 31, 2016	December 31, 2015	December 31, 2014
Domestic (UK)	$(17,956,167)	$(39,599,123)	$(332,663)
Foreign	(184,830)	(5,718,409)	(1,614,890)
Loss before income tax	$(18,140,997)	$(45,317,532)	$(1,947,553)

Income taxes relating to the Company’s operations are as follows:

	December 31, 2016	December 31, 2015	December 31, 2014
Current income taxes
Domestic (UK)	-	-	-
Foreign	-	-	-
Deferred income taxes	-	-	-
Domestic (UK)	-	-	-
Foreign	-	-	-
Income tax expense/recovery

Income taxes at the UK statutory rate compared to the Company’s income tax expenses as reported are as follows:

	December 31, 2016	December 31, 2015 (Revised)	December 31, 2014
Net loss before income tax	(18,140,997)	(45,317,532)	(1,947,553)
Statutory rate	20.00%	20.25%	21.50%
Expected income tax recovery	(3,628,199)	(9,176,800)	(418,724)
Impact on income tax expense/recovery from
Change in valuation allowance	1,336,161	7,447,002	572,139
Permanent differences – excess consideration	-	3,904,864	-
Permanent differences - liability related to options and warrants	(130,061)	(225,748)	-
Change of tax rate from prior year	80,986	15,596	-
Tax rate difference in foreign jurisdictions	2,341,113	(1,964,914)	(153,415)
Income tax expense	-	-	-

The Company’s deferred tax assets and liabilities consist of the following:

	December 31, 2016	December 31, 2015 (Revised)
Deferred tax assets
Stock-based compensation	994,618	210,573
Stock option and warrant revaluation	1,525,594	3,181,481
Tax loss carry forward	13,370,548	11,162,545
Valuation allowance	(15,890,760)	(14,554,599)
Deferred tax assets/liabilities	-	-

Pursuant to ASC 740-10-25-3 Income Taxes, an income tax provision has not been made for UK or additional foreign taxes since the Company is not generating income nor are expected to in the foreseeable future. The Company expects that future earnings will be reinvested, but could become subject to additional tax if they were remitted as dividends or were loaned to the Company, or if the Company should sell or dispose of its stock in the foreign subsidiaries. It is not practical to determine the deferred tax liability, if any, that might be payable on foreign earnings because if the Company were to repatriate these earnings, the Company believes there would be various methods available to it, each with different UK tax consequences.

The following changes were made in this Note 11 to correct errors in prior periods:

•
At December 31, 2015, the Company’s deferred income tax asset for stock option and warrant revaluation was increased by $3.1 million, and the valuation allowance for deferred income taxes was increased accordingly.

•	the Company re-allocated the deferred tax assets among its various filing jurisdictions and the foreign tax rate differential was reduced accordingly.

In 2016, as a result of a transfer pricing adjustment, the Company has re-allocated the deferred tax assets among its various filing jurisdictions. Due to the different statutory rates in effect in those jurisdictions, the total deferred tax asset has been reduced; however, because the Company continues to have a full valuation allowance against all of its deferred tax assets, this adjustment did not have an impact on its financial statements.

The Company’s operating loss carry forward of all jurisdictions expire according to the following schedule:

	Domestic	Foreign
2017	-	-
2018	-	-
2019	-	-
2020	-	-
2021	-	-
Beyond 2021	38,399,914	21,785,348
Total operating loss carry forwards	38,399,914	21,785,348

At December 31, 2016, the Company had approximately $38.4 million of UK operating loss carryforwards to reduce future UK taxable income. These carryforwards to do not expire. At December 31, 2016, the Company had approximately $21.8 million of foreign operating loss carryforwards in the US and Switzerland. The carryforwards in Switzerland expire in seven years.

Research and development credits:

The Company carries out extensive research and development activities, and may benefit from the UK research and development tax relief regime, whereby the Company can receive an enhanced UK tax deduction on its research and development activities. Where the Company is loss making for the period it can elect to surrender taxable losses for a refundable tax credit. The losses available to surrender are equal to the lower of the sum of the research and development qualifying expenditure and enhanced tax deduction and the Company’s taxable losses for the period with the tax credit for December 31, 2016 available at a rate of 14.5%. The credit therefore gives a cash flow advantage to Company’s at a lower rate than would be available if the enhanced losses were carried forward and relieved against future taxable profits.

Qualifying expenditures comprise of chemistry and manufacturing consumables, employment costs for research staff, clinical trials management and other subcontracted research expenditures.

In August 2016, the Company filed a credit claim for 2015 tax year. The credit claim was in the amount of approximately $578,000 for the year ended December 31, 2015 and was received in September 2016 and was recorded as a credit to research and development costs in the Combined and Consolidated Statements of Comprehensive Loss. Due to the uncertainty of the approval of these tax credit claims and the potential that an election for a tax credit in the form of cash is not made, the Company did not a record a related receivable at December 31, 2016.